Exhibit 99.1

35th Annual JP Morgan Healthcare Conference San Francisco, January 2017

Forward Looking Statements 2 This presentation contains, and answers given to questions that may be asked today may constitute, forward-looking statements that are subject to a number of risks and uncertainties, many of which are outside our control. All statements regarding our strategy, future operations, financial position, estimated revenues or losses, projected costs, prospects, plans and objectives, other than statements of historical fact included in the presentation, are forward-looking statements. When used in this presentation or in answers given to questions asked today, the words “may,” “will,” “could,” “would,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “potential,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. You should not place undue reliance on forward-looking statements. While we believe that we have a reasonable basis for each forward-looking statement that we make, we caution you that these statements are based on a combination of facts and factors currently known by us and projections of future events or conditions, about which we cannot be certain. For a more complete discussion regarding these and other factors which could affect the Company's financial performance, refer to the Company's various filings with the Securities and Exchange Commission, including its filing on Form 10-K for the year ended January 1, 2016 and subsequently filed Forms 10-Q and 8-K, in particular information under the headings "Special Caution Regarding Forward-Looking Statements" and “Risk Factors.” These cautionary statements qualify all of the forward-looking statements. In addition, market and industry statistics contained in this presentation are based on information available to us that we believe is accurate. This information is generally based on publications that are not produced for purposes of securities offerings or economic analysis. The information provided in some of the tables in this release includes certain non-GAAP financial measures as defined under SEC rules, including Adjusted EBITDA and Pro Forma Adjusted EBITDA. Because Adjusted EBITDA and Pro Forma Adjusted EBITDA may be defined differently by other companies in our industry, our definition of Adjusted EBITDA and Pro Forma Adjusted EBITDA may not be comparable to similarly titled measures of other companies, thereby diminishing its utility. Reconciliations of Adjusted EBITDA and Pro Forma Adjusted EBITDA to net loss (income), the most directly comparable GAAP financial measure, can be found in this presentation. We use various Center for Medicare Services (CMS) national data throughout the presentation which may be either from specific CMS reports or derived from public data readily available from CMS. All forward-looking statements speak only as of the date of this presentation. Except as required by law, we assume no obligation to update these forward-looking statements publicly or to update the factors that could cause actual results to differ materially, even if new information becomes available in the future.

Who We Are 3 Founded in 1976, Almost Family is the third largest home health provider in the US Seasoned senior management team with decades in home health ~$800M revenue run-rate based in Louisville KY (PF with CHS-JV) 350 branches in 26 states

Leading provider of home health services with national scale 4 Leading Provider of cost efficient, high quality home healthcare care services and related innovations to drive savings for payers and improve patient outcomes and experience Who We Are Note: All financials as of latest fiscal year end; Statistics pro forma for acquisition of 80% stake in CHS home health agencies unless otherwise noted (1) Proforma for all acquisitions; (2) Includes 3 recently approved ACOs Innovations Segment focus on enabling new payment models 340 branches in 26 states Partnership philosophy with payers, providers and patients >$800mm PF Revenue1 80,000 technology enabled in-home health assessments in HCI Segment Local relevance and focus Senior Advocacy philosophy and specialty program protocols 242 Medicare HH, 82 Personal care and 16 Hospice locations HCI Proprietary technology enabled care coordination capabilities 172 ACOs Over 120,000 Lives 1

5 Provide customized rehabilitation and personal care services for senior populations in their homes, and drive innovation to enhance use of home health services to lower costs and improve patient outcomes Key operating principles and focus High quality care 40 years of experience in home healthcare services navigating tremendous changes in Medicare Comprehensive patient care service offering in the home, including rehabilitation and personal care services Respect and focus on local market reputations and relationships Senior Advocacy mission to focus on allowing patients to age in place Specialty programs focused on specific needs of patients leads to improved outcomes Cost efficient care Care for patients in home-based settings, reducing the need for higher cost, facility based settings Scale and sophistication enable investment in innovation and customized clinical protocols Scale and efficiencies enable delivering care at lower costs, generating opportunity for savings for payers Foster innovation in delivery and payment models to increase home health utilization Developmental activities intended to benefit patients and payers through the enhanced provision of home health services Improve patient experiences and quality outcomes, while lowering costs Technology, information, population health management, risk-sharing, assessments, care coordination and transitions, clinical advancements, enhanced patient engagement and informed clinical decision making Collaborations with policy makers, payers, providers and risk managers to seek to reduce costs, improve quality by providing increasingly more care for more patients in their homes What We Do Leading provider of home health services with national scale (cont’d) 1

Investment Highlights – Transformative CHS Acquisition 6 Transaction results in a larger, more diversified home health operator Culture of innovation enhances long-term growth potential Tenured management team with long track record of executing strategic growth Leading provider of home health services with national scale Enhanced scale, diversification and upside with CHS acquisition Significant industry tailwinds 1 2 3 4 5 2

Significant Scale Enhancement and Diversification from the CHS Acquisition 7 2 CHS Overview 80% of Community Health Systems existing home health and hospice operations for $128MM 74 HH branches across 22 states 15 hospice branches across 7 states PF Service Mix Referral Mix Existing AFAM State (16) HH JV Agencies CHS Hospice CHS Hospitals with HH CHS Hospitals with No HH AFAM agencies New States Via CHS JV (10) $782mm LTM Revenue (6/30/16) Compelling Relationship Transformational scale benefit Material synergy benefit Exclusive JV partner for CHS hospitals Significant geographic diversification Opens up 10 new states for AFAM today with an incremental 63 hospital markets to grow the JV over time All Other Sources 68 % CHS 32 % Skilled Nursing 76% Personal Care 19% Hospice 4% HCI 2%

Enhanced scale, diversification and upside with CHS acquisition 8 Enhances scale Creates the 3rd largest home health provider in the US, with 340 Medicare certified agencies servicing over 170,000 patients annually Synergy value creation Synergies include employee benefit costs, reduction of duplicative functions and other cost savings Embedded joint venture expansion Potential to scale into as many as 63 CHS hospitals that have no home health services Adds “joint venture” know-how Joint ventures are increasingly becoming an important “go-to market” strategy in post-acute Health systems looking for partners to help manage post-acute services Increasing trend of alternative payment methodologies in post-acute Track record of setting up and successfully executing joint ventures in post-acute is an important differentiator in establishing new joint ventures with health systems Relationship with CHS provides us a large scale, important precedent Clinical enhancement and alternative payment opportunities Joint venture provides for greater clinical alignment between health system and home health provider Sharing data and clinical protocols will enable: Earlier identification of appropriate patients More active and clinically superior patient transitions to the home 2

Community Health Systems’ Home Health Acquisition 9 Acquisition of controlling interest in CHS Home Health and Hospice Almost Family to acquire 80% of Community Health Systems (“CHS”) existing home health and hospice operations for $128MM 74 home health branches in 22 states (along with 15 hospice branches in 7 states) Implied valuation ~6.5x Pro-Forma EBITDA (Including full run-rate synergies) CHS’ 20% retained stake associated with local hospitals, providing protection from individual hospital divestiture risk Nationwide strategic joint venture agreement Almost Family becomes the exclusive joint venture partner for home health services nationwide for CHS hospitals Opportunity for additional branches with 80% ownership for Almost Family Health system joint ventures for home health are becoming an important “go-to market” strategy Transaction provides several important benefits to Almost Family: Dramatically increased size Material synergy creation opportunity Substantial embedded growth opportunities within the joint venture Enhanced “health system joint venture” strategic capabilities Geographic diversification Transaction benefits to AFAM 2

2

Significant Upside from the CHS acquisition

ALMOST family — Excellence Through Senior Advocacy

Enhance Scale

Annual Home Health Patient Admissions FY 2015



275,160
249,805
159,930
143,197
109,325
74,329(1)
50,605
Amedisys
Kindred
+
CHS
LHC
encompass
CHS

Significant Synergy Potential

- Near term cost synergies $10MM-$12MM
  - Elimination of duplicated services - $5mm-$6mm
  - Conversion to AFAM benefits to lower costs - $4mm
  - Other potential cost savings opportunities - $1mm-$2mm
- Potential to scale into as many as 63 CHS hospitals that have no home health services

Upside from Exclusive JV Arrangement

- Earlier patient identification and discharge
- Data and clinical protocol sharing
- Active management of patient transitions to reduce unnecessary or shorten post-acute facility utilization
- Pre-hab surgical readiness

Clinical Enhancement and Alternative Payment Opportunities

- Joint venture provides for greater clinical alignment between health system and home health provider
- Sharing data and clinical protocols will enable:
  - Earlier identification of patients
  - More active and clinically superior patient transitions to the home

Source: Company filings

(1) Encompass admissions shown represent HealthSouth Home Health and Hospice division admissions

10

Significant industry tailwinds 11 Positive macro drivers recent industry initiatives 19%of Americans and the home health cost advantage drive expected industry growth Source: Deutsche Bank equity research report Source: Equity research report Source: CMS, Medpac (1)Includes hospice expenditures BPCI initiative VBP initiative Discharge Setting Prior to BPCI Post-BPCI Difference Skilled Nurse Facility 28.5% 23.8% -4.7% Home Health 28.2% 33.8% 5.6% Inpatient Rehabilitation Facility 7.9% 7.8% -0.1% Long Term Acute Care 0.5% 0.2% -0.3% No Post-Acute Care 34.9% 34.4% -0.5% Source: Jefferies equity research report % of Patients by discharge venue, pre- and post-BPCI 65x 3 38.7 72.1 2008 2030 The US Census projection of population 65+ (mm) $3,250 $1,500 $725 $450 $150 $50 Acute care hospital Long-Term Acute Care Inpatient Rehabilitation Facility Skilled Nurse Facility Hospice Home Health Care Medicare cost per day versus other PAC options $49 $55 $58 $60 $62 $64 $64 $68 $72 $76 $27 $30 $32 $32 $34 $34 $35 $36 $38 $40 $22 $24 $26 $28 $28 $29 $30 $32 $34 $36 2008A 2009A 2010A 2011A 2012A 2013A 2014E 2015E 2016E 2017E Home health care expenditures ($ billions) (1) Medicare Medicaid

Tenured management team with long track record of executing strategic growth 12 Talented senior executive management team with significant industry knowledge and experience AFAM is led by an industry leading management team William Yarmuth, Chairman of the Board and CEO, 35 years experience at AFAM Steven Guenthner, President and Principal Financial Officer, over 25 years of executive leadership at AFAM including 20 years as CFO Significant acquisition experience Acquired and integrated 30 transactions since 2005 Combined transaction value of approximately $390 million Robust revenue CAGR of 22.1% from 2005-2015 despite Medicare reimbursement rate reductions in 5 of the 11 years Acquisitions - Last 5 Years Date Res-Care, Inc June 2016 Long Term Solutions, Inc. Jan 2016 Bayonne Visiting Nurse Association Jan 2016 Black Stone Health Care LLC Nov 2015 WillCare Inc Aug 2015 Ingenios Health Co. July 2015 WillCare - Ohio Mar 2015 NavHealth Jan 2015 Caldwell County Hospital Home Health Agency April 2014 SunCrest Healthcare, Inc. Dec 2013 Imperium Health Management LLC (61.5% ownership) Oct 2013 Indiana HomeCare Network LLC July 2013 Cambridge Home Health Care, Inc. Aug 2011 Caregivers Health Network, Inc. April 2011 3 Management has acquired and successfully integrated over $450mm of revenue since 2005

Unprecedented Growth 2006-2016 13 ($ in thousands, except per share amounts) ProForma Q3 2016 Ann. Q3 2016 Ann. Year 10 2015 2005 CAGR Yrs 1-10 States 26 15 15 7 7.9% Branches 340 231 238 52 16.4% Revenue $ 811,937 $ 626,819 $ 532,214 $ 72,514 22.1% Adj. EBITDA $ 77,539(1) $ 53,981(1) $ 42,459(1) $ 4,949 24.4% Adj. EPS diluted $ 2.49(1) $ 2.40(1) $ 2.13(1) $ 0.35 20.2% Share Price $ 45.80 (2) $ 45.80 (2) $ 38.23 $ 7.26 18.1% Market Cap $ 470,940 (2) $ 470,940 (2) $ 383,118 $ 37,887 26.0% Enterprise Value $ 744,525(2) $ 610,437(2) $ 495,969 $ 31,014 31.9% Debt, net of cash $ 273,585 $ 139,497 $ 112,851 $ (6,873) Debt to Adj. EBITDA 3.53(3) 2.58(3) 2.66(3) (1.39) (3) Computed on bank covenant basis (2) As of January 6, 2017 (1) Non-GAAP reconciliation is included on Appendix I

Culture of Innovation Healthcare Innovations 14 Connecting payers, providers and patients with opportunities for enhanced use of home health services to lower costs and improve outcomes Developmental activities outside the traditional home health platform Four total investments, $30M revenue run rate and positive cash flows Assessments, clinical advancements, technology, pop health, ACO patient and physician engagement 4

Innovation – Building on Our Current Capabilities 15 Goal – Deliver savings to Payors through enhanced utilization of Home Health Care and Patient and Caregiver Engagement Assessments Identify Risks and Inform Care Plans for Managed Care and Long Term Care Insurance NavHealth Tools allow providers to combine patient mediated and open data with internal information for new insights Data plays a key role in advancing new care models Imperium provides strategic management services to ACO’s – one of the most successful and sizable ACO enablement companies in terms of MSSP dollars 4

Innovation – Imperium ACO Enablement (IHM) 16 Comprehensive ACO Management Services for Medicare Shared Savings Program Suite of planning, analytics, tools and support services Majority of savings come from increased use of Primary care, home health, and hospice 200,000 lives across 17 ACOs, annual Medical Budget over $2 BILLION Largest Per Beneficiary Savings Rate of all national ACO management firms Opportunity for expansion to Medicaid and Managed Care Programs, with additional revenue streams 4 >$2B

Innovation – Technology-Enabled Assessments 17 In-home Health Assessments for payers (Managed Care and LT Care) Proprietary tablet-based technology platform with broad potential application Management experience in logistics, software, and preventative medicine Performs ~80,000 assessments per year Key to improved care planning, and delivery, and cost control 4 Opportunity for expansion to Medicaid and Managed Care Programs, with additional revenue streams

Committed to Ongoing Innovation . 18 Gain translatable insights and partnership opportunities for core home healthcare business Rapidly expanding markets and demand for value-based care enabling companies Potential for strong returns and positive financial/economic impact of growing Innovations Segment Deliver meaningful value to risk sharing/taking providers and payors - Fee for Value replaces fee for service 4

Post-acute Opportunities Pre-acute Opportunities Clinical Enhancement and Alternate Care Delivery Model Opportunities 19 There are many opportunities for greater clinical alignment to improve patient experience and outcomes Changing reimbursement causes Health Systems to seek economic alignment with other providers Joint venture for home health can significantly improve Health system performance in these arrangements Key Standalone Considerations Key Standalone Considerations Earlier patient identification and discharge Data and clinical protocol sharing Active management of patient transitions to reduce unnecessary or shorten post-acute facility utilization Pre-hab surgical readiness Key component of delivery system High acuity capabilities Patient stabilization and discharge Underutilized alternative to emergency department Ability to manage discharge and post-acute utilization Patient preferred setting of care Home Health Care Hospitals and Health Systems 4

5

...enhances long-term growth potential

How We Grow

Capitalize on our position of strength as a scaled, innovative and partnership-oriented home health provider to grow faster than the market organically, and further enhance our growth through business development activities and strategic relationships with payers and health systems

Organic growth

1 Core market growth
- ✓ Home heath a net beneficiary of value based purchasing
- ✓ Near- to medium-term reimburse-ment a known quantity

2 Market share gains
- ✓ Reputation as high quality provider delivers referral growth
- ✓ ~60% of combined operations now on Homecare Homebase

3 Synergy captured from CHS acquisition
- ✓ Day-1 Employee Benefit synergies
- ✓ Duplicate costs eliminated over course of 2017
- ✓ HCHB roll-out expected to drive efficiencies, productivity gains in legacy AFAM

4 Embedded growth from CHS JV
- ✓ Leverage health system partner knowledge base to improve care quality
- ✓ Expand into new markets along partner's geographic footprint

5 New JVs
- ✓ Leverage Health System JV "know-how" into partnerships in new markets
- ✓ Significant interest in JV's from AFAM existing hospital relationships

Inorganic growth

6 New acquisitions
- ✓ Continue trajectory as home health industry consolidator
- ✓ Execute on significant acquisition pipeline
- ✓ Additional geography broadens horizons for acquisition candidates

Upside opportunities

7 Strategic relationships
- ✓ Emerging strategic payer relationships
- ✓ Value-added services
- ✓ Preferred provider / partner for ACO and shared savings
- ✓ Continuing to improve our position and perspective to assist regulators with policy development

20

Value Creation – Low Cost Care Delivery Platform 21 As care delivery, reimbursement and risk-sharing models evolve –– those responsible will seek to optimize cost and quality by providing more care in more homes than ever before

22 Appendix I - Reconciliation of Adjusted EBITDA (in thousands) ProForma Q3 2016 Ann. Q3 2016 Ann. Year 10 2015 2005 Net income from continuing operations $27,231 $19,665 $20,009 $2,241 Add back: Interest expense 7,799 5,780 2,006 113 Income tax expense 15,583 12,160 10,556 1,406 Depreciation and amortization 5,136 3,752 3,628 1,189 Stock-based compensation 2,995 2,684 2,121 - Deal, transition and other costs 7,795 9,940 4,139 - Adjusted EBITDA $66,539 $53,981 $42,459 $4,949 As further adjusted CHS transaction synergies (1) 11,000 Pro Forma Adjusted EBITDA $77,539 (1) – Mid-point of range of synergies from 10/17/2016 CHS transaction press release

23 Pro Forma Financial Review (1) (in thousands) FY 2015 9mo. 9/30/16 Revenue $721,001 $609,953 Gross Margin % 46.7% 46.5% Operating income $39,229 $37,960 Net income attributable to Almost Family, Inc. $19,635 $18,388 Average diluted shares outstanding 9,745 10,328 Earnings per share $1.87 $1.54 (1) – From 8-K filed 11/23/2016

24 Pro Forma Financial Review (1) (in thousands) 9/30/16 Current Assets $145,778 Total Assets 700,754 Total Current Liabilities 66,204 Revolving Credit Facility 267,912 Seller Notes 12,500 Total Liabilities 371,661 Noncontrolling interest – redeemable 2,256 Noncontrolling interest – nonredeemable 31,234 Total Stockholders’ Equity 326,837 (1) – From 8-K filed 11/23/2016